DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus Premier Limited Term California Municipal Fund for its annual reporting period ended June 30, 1998 as shown in the following table:

                                          Approximate

                                         Total Return*               Income Dividends**             Distribution Rate***

                                         ___________               _____________________             _________________
Class A                                      6.23%                         $0.580                           4.22%

Class B                                      5.68%                         $0.511                           3.83%

Class C                                      5.67%                         $0.511                           3.83%

Class R                                      6.50%                         $0.613                           4.60%

The Fund' s Board of Trustees has approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of assets and liabilities of the Fund to Dreyfus Premier Limited Term Municipal Fund (the "Municipal Fund") in a tax-free exchange for shares of the Municipal Fund, the distribution of such shares to Fund shareholders, and the subsequent termination of the Fund (the "Reorganization" ). Fund shareholders will be asked to consider approving the Plan at a special meeting of shareholders to be held on or about September 15, 1998. If the Plan is approved, the Reorganization will become effective
shortly    thereafter.

THE ECONOMY

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be " as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed--a clear sign that Asian economic woes are being felt here--and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy's "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

  By the end of the reporting period, bond prices had continued to climb, pushing yields to their lowest levels in recent memory. The turmoil surrounding the financial crisis in the Asian markets and the benign inflationary pressures in the domestic economy were the catalysts for the increased demand for fixed-income securities.

Municipal bond prices continued to lag the advances in the taxable bond market during the reporting period. The total return on the 10-year Treasury was approximately 13.17% compared to just 8.48% for the Lehman Brothers 10-year Municipal Bond Index. Heavy new issue volume has hampered the investment performance of municipal bonds since supply is over 50% greater than last year as of June 30, 1998. Total new issue volume was $146 billion for the first two quarters of 1998 compared to $97 billion for the first two quarters of 1997. The estimates for annual volume for 1998 have been revised higher to near $290 billion compared to approximately $218 billion during 1997. Consequently, the relative yield ratios between AAA-rated municipal bonds and Treasury securities ended the reporting period near recent highs. This is most dramatically apparent in the 20- to 30-year maturity range where relative yield ratios ended the
reporting    period    near    90%.

  The weighted average maturity of the Fund was opportunistically extended throughout the reporting period as heavy new issue supply kept rates in a narrow range. The weighted average maturity began the reporting period at 7.92 years and ended at 8.22 years.

  California' s economy continued to expand over the reporting period, recording its best year since the early 1980s and outpacing the national average. The expansion broadened with the southern portion of the State actually growing faster than the San Francisco valley region. The unemployment rate (5.7%) was the lowest since 1990. Although Asia represented over one-half of the State's sales, exports still increased 6.1% over the previous fiscal year. This was
primarily    due    to    the   sharp   increase   in   trade   with   Mexico.

  The robust economy has resulted in balanced operating budgets for the State over the last two fiscal years despite the rise in mandated educational spending. Year-to-date figures indicate that the State will meet or exceed revenue projections for this fiscal-year 1998. Additional projections anticipate that the State will eliminate its $3.6 billion Unreserved Fund Deficit by fiscal-year 2000. Nevertheless, the State still suffers from a structural imbalance of revenues versus expenditures as a result of its high mandated spending and limited taxation power. This imbalance could offset the positive trend now underway. Overall, we believe that the State's financial outlook is positive and, if current fiscal trends continue, credit upgrades may follow. For now, we expect the State's credit rating to remain at the mid-A level.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,


               [Collette O'Brien signature logo]



               Collette O'Brien

               Portfolio Manager

July 15, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Income dividends per share were exempt from Federal and State of California personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the reporting period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND          JUNE 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED
TERM CALIFORNIA MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR
   MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

                                    Dollars

$22,079

Lehman Brothers  10-Year Municipal Bond Index*

$20,415

Lehman Brothers  7-Year Municipal Bond Index*

$19,111

Dreyfus Premier Limited Term California  Municipal Fund (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                     Class A Shares                                          Class B Shares

_______________________________________________________  _________________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 6/30/98      Sales Charge    Sales Charge (3.0%)     Period Ended 6/30/98       Redemption         Redemption*

___________________       ____________     ________________       ________________           __________      _________________
1 Year                      6.23%             3.00%               1 Year                      5.68%              2.68%

5 Year                      5.35              4.71                From Inception (12/28/94)   6.69               6.21

10 Year                     7.02              6.69

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _________________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                             % Return       Deferred Sales

                             Assuming         Charge Upon

Period Ended 6/30/98       No Redemption     Redemption**         Period Ended 6/30/98

___________________       ____________    __________________      ________________

1 Year                      5.67%             4.92%               1 Year                      6.50%

From Inception (12/28/94)   6.77              6.77                5 Year                      5.57

                                                                  From Inception (2/1/93)     6.16
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the Fund's Class A shares on 6/30/88 to a $10,000 investment made on that date in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index"), as well as to an investment in the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index" ) which are described below. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $11,179 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in California investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Lehman 7-Year Index consists of bonds with similar characteristics with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses and are not limited to investments principally in California municipal obligations. These factors can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                  Principal

Long-Term Municipal Investments--96.3%                                                              Amount             Value
-------------------------------------------------------                                          ____________       ___________

California--82.3%

State of California:
  6.80%, 10/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     700,000     $     808,416

  6.60%, 10/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            510,000           598,021

California Educational Facilities Authority, College and University Revenue,

  Refunding (Los Angeles College Chiropractic) 5.75%, 11/1/2006  . . . . . . . . . . . . .            780,000           832,018

California Health Facilities Finance Authority, Lease Revenue, Refunding

  (Presbyterian Hospital) 5.50%, 5/1/2007 (Insured; MBIA)  . . . . . . . . . . . . . . . .            500,000           538,925

California Housing Finance Agency, Home Mortgage Revenue:

  5.65%, 8/1/2006 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            655,000           691,516

  5.65%, 8/1/2017 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           414,320

California Public Works Board, Lease Revenue:

  High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001 . . . . . . . . . . . . . .            150,000           153,013

  Refunding (California State University) 5.50%, 10/1/2007 . . . . . . . . . . . . . . . .            500,000           539,230

California Rural Home Mortgage Finance Authority, SFMR

  5.75%, 8/1/2009 (Guaranteed; FNMA) . . . . . . . . . . . . . . . . . . . . . . . . . . .            525,000           547,003

Elk Grove Unified School District, Special Tax Revenue, Refunding

  (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC)  . . . . . . . .            400,000           461,748

Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA) . . . . . . .            375,000           395,224

Kern High School District, Refunding 6.40%, 2/1/2012 (Insured; MBIA) . . . . . . . . . . .            750,000           875,640

Los Angeles, Wastewater System Revenue 7.10%, 11/1/1998. . . . . . . . . . . . . . . . . .            150,000           151,737

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue

  8%, 7/1/2000 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           538,975

Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding

  6.80%, 7/1/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            150,000           154,672

Metropolitan Water District of Southern California, Waterworks Revenue 6.375%, 7/1/2002. .            835,000           904,305

Modesto, Wastewater Treatment Facilities Revenue 6%, 11/1/2009 (Insured; MBIA) . . . . . .            500,000           566,705

Northern California, Transmission Revenue, Refunding (Project No. 1)

  6.25%, 8/15/2000 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            360,000           369,385

Redding JT Powers Financing Authority, Electrical Systems Revenue

  5.25%, 6/1/2015 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            670,000           683,735

Rio Linda Unified School District, Refunding

  6%, 8/1/2007 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           447,968

Riverside County Transportation Commission, Sales Tax Revenue:

  6.50%, 6/1/2001 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            520,000           556,130

  Refunding, 6%, 6/1/2009 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .            500,000           564,815

Sacramento Municipal Utilities District, Electrical Revenue

  6.30%, 9/1/2001 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           534,570

San Diego County Regional Transportation Commission, Sales Tax Revenue

  6%, 4/1/2004 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           818,903

San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding

  6.70%, 7/1/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           527,165



DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                          ____________       ___________

California (continued)

San Francisco City and County Airport Commission, International Airport Revenue

  5.625%, 5/1/2006 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     500,000     $     538,990

San Francisco City and County Public Utilities Commission, Water Revenue,
Refunding:

  6%, 11/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           816,690

  6.375%, 11/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           551,435

San Jose Redevelopment Agency, Tax Allocation

  (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA) . . . . . . . . . . . .            625,000           706,975

Santa Margarita-Dana Point Authority, Revenue, Refunding

  7.25%, 8/1/2007 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           606,170

Santa Rosa, Wastewater Revenue

  6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC) (a) . . . . . . . . . . . . . . .            350,000           383,800

Simi Valley Unified School District, Refunding 6.25%, 8/1/2004 (Insured; FGIC) . . . . . .            700,000           775,341

Southern California Public Power Authority, Power Project Revenue, Refunding

  (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002 . . . . . . . . . . . . . . . .            420,000           455,671

Tri-City Hospital District, Revenue, Refunding 6%, 2/15/2005 (Insured; MBIA) . . . . . . .            500,000           549,280

Westside Unified School District, Refunding 6%, 8/1/2014 (Insured; AMBAC). . . . . . . . .            385,000           436,817

U.S. Related--14.0%

Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA) . . . . . . . . . .            750,000           869,692

Puerto Rico Electric Power Authority, Power Revenue, Refunding

  6.50%, 7/1/2006 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            625,000           716,587

Puerto Rico Public Buildings Authority, Government Guaranteed Facilities

  6.25%, 7/1/2010 (Insured; AMBAC) (Guaranteed; Commonwealth of Puerto Rico) . . . . . . .            750,000           867,300

University of Puerto Rico, University Revenue, Refunding

  6.25%, 6/1/2008 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           860,205

                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $21,517,452) . . . . . . . . . . . . . . . . .                          $22,809,092

                                                                                                                   ____________


Short-Term Municipal Investments--2.1%
-------------------------------------------------------

California:

California State Economic Development Finance Authority, Revenue, VRDN

 (California Independent System Project)

  3.45% (LOC; Bank of America) (b,c) . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     200,000     $     200,000

Los Angeles Regional Airports Improvement Corp., Lease Revenue, VRDN

 (American Airlines Inc.-Los Angeles International Airport)

  4% (LOC; Societe Generale) (b,c) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            300,000           300,000

                                                                                                                   ____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $500,000) . . . . . . . . . . . . . . . . . .                       $      500,000

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $22,017,452) . . . . . . . . . . . . . . . . . . . . . . . . . . .                98.4%      $23,309,092

                                                                                                       _______     ____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.6%    $      375,305

                                                                                                       _______     ____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               100.0%     $23,684,397

                                                                                                       _______     ____________

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

LOC         Letter of Credit                                        SFMR        Single Family Mortgage Revenue

FNMA        Federal National Mortgage Association                   VRDN        Variable Rate Demand Notes

FSA         Financial Security Assurance

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                 70.0%

AA                                 Aa                                AA                                   14.6

A                                  A                                 A                                     9.7

BBB                                Baa                               BBB                                   3.6

F1                                 MIGI                              SP1                                   2.1

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b) Secured by letters of credit.

(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(d) Fitch currently provides creditworthiness information for a limited number of investments.

(e) At June 30, 1998, 39.6% of the Fund's net assets are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                     Cost              Value

                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $22,017,452       $23,309,092

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              413,701

                                 Other assets  . . . . . . . . . . . . . . . . . . . . . .                               15,311

                                                                                                                   ____________

                                                                                                                     23,738,104

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               11,946

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  737

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                               20,720

                                 Other liabilities . . . . . . . . . . . . . . . . . . . .                               20,304

                                                                                                                   ____________

                                                                                                                         53,707

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $23,684,397

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $22,378,409

                                 Accumulated net realized gain (loss) on investments . . .                               14,348

                                 Accumulated gross unrealized appreciation

                                   on investments  . . . . . . . . . . . . . . . . . . . .                            1,291,640

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $23,684,397

                                                                                                                   ____________


                                                NET ASSET VALUE PER SHARE

                                              _____________________________

                                                               Class A           Class B           Class C           Class R

                                                            ____________      ____________      ____________      ____________

Net Assets . . . . . . . . . . . . . . . . . . . . . .        $7,481,809          $917,374           $294,914       $14,990,300

Shares Outstanding . . . . . . . . . . . . . . . . . .           564,353            69,171             22,187         1,130,784

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $13.26            $13.26             $13.29            $13.26


                                                                 _______           _______            _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $1,275,680

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .        $   124,002

                                 Distribution and service fees--Note 2(b)  . . . . . . . .             24,989

                                 Merger expenses--Note 5 . . . . . . . . . . . . . . . . .              4,993

                                 Loan commitment fees--Note 4  . . . . . . . . . . . . . .                180

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                              154,164

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,121,516

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . . .        $   136,182

                                 Net realized gain (loss) on financial futures . . . . . .           (30,781)

                                                                                                  ___________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                              105,401

                                 Net unrealized appreciation (depreciation) on investments . .                          298,728

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              404,129

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $1,525,645

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended        Year Ended

                                                                                               June 30, 1998     June 30, 1997

                                                                                               _____________     _____________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,121,516      $  1,076,568

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .             105,401           127,545

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .             298,728           308,282

                                                                                               _____________     _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . .           1,525,645         1,512,395

                                                                                               _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (351,774)         (357,294)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (18,626)           (5,490)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (6,173)           (1,019)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (744,943)         (712,615)

  Net realized gain on investments:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (43,807)          (20,500)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (1,684)             (342)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (439)              (68)

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (84,604)          (40,475)

                                                                                               _____________     _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,252,050)       (1,137,803)

                                                                                               _____________     _____________

BENEFICIAL INTEREST TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             565,213           593,180

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             650,085           188,135

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             265,000           --

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,103,973        13,259,127

  Dividends reinvested:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             265,583           252,279

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              10,329             1,455

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               4,599           --

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             493,662           461,303

  Cost of shares redeemed:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,454,287)        (720,697)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --               (14,494)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (166)           --

    Class R shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (6,064,022)      (10,055,228)

                                                                                               _____________     _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . . . .          (1,160,031)        3,965,060

                                                                                               _____________     _____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .            (886,436)         4,339,652

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24,570,833        20,231,181

                                                                                               _____________     _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $23,684,397       $24,570,833

                                                                                               _____________     _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                               Shares

                                                                                              ___________________________________

                                                                                                Year Ended        Year Ended

                                                                                               June 30, 1998     June 30, 1997

                                                                                               _____________     _____________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             42,612            45,900

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .             20,024            19,392

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (109,585)          (55,449)

                                                                                                  _________         _________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .            (46,949)            9,843

                                                                                                  _________         _________


   Class B

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             48,870            14,492

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .                779               112

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                (1,116)

                                                                                                  _________         _________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .             49,649            13,488

                                                                                                  _________         _________


   Class C

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             19,918            --

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .                346            --

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (12)           --

                                                                                                  _________         _________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .             20,252            --

                                                                                                  _________         _________


   Class R

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            309,541         1,016,693

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .             37,227            35,453

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (458,072)         (771,795)

                                                                                                  _________         _________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .          (111,304)           280,351

                                                                                                  _________         _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class A Shares

                                                                          _______________________________________________
_________________

                                                                                                Period Ended     Period Ended

                                                                Year Ended June 30,               June 30,       November 30,

                                                       __________________________________________

PER SHARE DATA:                                            1998      1997     1996      1995(1,2)    1994(1,2,3)      1993(1)

                                                         ______    ______    ______    ______     ____________    _____________
   Net asset value, beginning of period  . . . . . .     $13.11    $12.88    $12.80    $12.61        $13.07          $12.81

                                                         ______    ______    ______    ______        ______          ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .        .58       .59       .60       .59         .34(4)           .67(4)

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . .        .22       .26       .10       .21         (.46)             .66

                                                         ______    ______    ______    ______        ______          ______

   Total from Investment Operations  . . . . . . . .        .80       .85       .70       .80         (.12)            1.33

                                                         ______    ______    ______    ______        ______          ______

   Distributions:

   Dividends from investment income--net . . . . . .       (.58)     (.59)     (.60)     (.60)         (.34)           (.67)

   Dividends from net realized gain

       on investments  . . . . . . . . . . . . . . .       (.07)     (.03)     (.02)     (.01)         (.00)(5)        (.40)

                                                         ______    ______    ______    ______        ______          ______

   Total Distributions . . . . . . . . . . . . . . .       (.65)     (.62)     (.62)     (.61)         (.34)          (1.07)

                                                         ______    ______    ______    ______        ______          ______

   Net asset value, end of period  . . . . . . . . .     $13.26    $13.11    $12.88    $12.80        $12.61          $13.07

                                                         ______    ______    ______    ______        ______          ______


TOTAL INVESTMENT RETURN(6) . . . . . . . . . . . . .       6.23%     6.79%     5.43%     6.48%         (.95%)         10.58%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .        .77%      .75%      .75%      .75%          .58%(7,8)       .45%(8,9)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . .       4.38%     4.54%     4.59%     4.71%         4.51%(7)        5.09%

   Portfolio Turnover Rate . . . . . . . . . . . . .      16.71%    25.92%    39.09%    49.00%         5.00%(10)      38.00%

   Net Assets, end of period (000's Omitted) . . . .      $7,482    $8,012    $7,745    $8,506       $10,143         $10,971
------------------------

(1) On  February 1, 1993 existing shares of the Fund were designated the Retail
    Class  and  the Fund began offering the Institutional Class and Investment
    Class of  shares.  Effective  April 4, 1994, the Retail and Institutional
    Classes were reclassified as a single class of shares known as Investor shares. Effective October 17, 1994, the Investor Class was redesignated
    Class A. The Financial Highlights for the year ended June 30, 1995 and subsequent years are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December
    1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.

(2) Effective October  17,  1994, The Dreyfus Corporation began serving as the
    Fund' s  investment manager. From April 4, 1994 through October 16, 1994,
    Mellon Bank,  N.A. served as the Fund's investment manager. Prior to April
    4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.

(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the year ended November 30, 1993 were $.31 and $.67, respectively.

(5)  Amount represents less than $.01 per share.

(6)  Exclusive of sales load.

(7)  Annualized.

(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the year ended
     November 30, 1993 were .95% and 1.10%, respectively.

(9) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .46% for the year ended
    November 30, 1993.

(10)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Class B Shares

                                                                         ___________________________________________________

                                                                                                                 Period Ended

                                                                                Year Ended June 30,                June 30,

                                                                      ____________________________________

PER SHARE DATA:                                                         1998         1997           1996            1995(1)

                                                                     ______           ______        ______         ____________
   Net asset value, beginning of period  . . . . . . . . . . . . .   $13.11           $12.88        $12.80            $12.28

                                                                     ______           ______        ______            ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .      .51              .52           .53               .27

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . .      .22              .26           .10               .53

                                                                     ______           ______        ______            ______

   Total from Investment Operations  . . . . . . . . . . . . . . .      .73              .78           .63               .80

                                                                     ______           ______        ______            ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .     (.51)            (.52)         (.53)             (.28)

   Dividends from net realized gain

       on investments  . . . . . . . . . . . . . . . . . . . . . .     (.07)            (.03)         (.02)                --

                                                                     ______           ______        ______            ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . .     (.58)            (.55)         (.55)             (.28)

                                                                     ______           ______        ______            ______

   Net asset value, end of period  . . . . . . . . . . . . . . . .   $13.26           $13.11        $12.88            $12.80

                                                                     ______           ______        ______            ______


TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . .     5.68%            6.25%         4.89%             6.51%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .     1.28%            1.25%         1.25%             1.25%(3)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . .     3.81%            4.00%         4.08%             4.20%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .    16.71%           25.92%        39.09%            49.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .      $917             $256           $78                $9
-----------------------------

(1)  The Fund commenced selling Class B shares on December 28, 1994.

(2)  Exclusive of sales load.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                Class C Shares

                                                                         ___________________________________________________

                                                                                                                 Period Ended

                                                                                Year Ended June 30,                June 30,

                                                                      ____________________________________

PER SHARE DATA:                                                         1998         1997           1996            1995(1)

                                                                     ______           ______        ______         ____________


   Net asset value, beginning of period  . . . . . . . . . . . . .   $13.14           $12.91        $12.80            $12.28

                                                                     ______           ______        ______            ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .      .51              .53           .53               .28

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . .      .22              .26           .13               .52

                                                                     ______           ______        ______            ______

   Total from Investment Operations  . . . . . . . . . . . . . . .      .73              .79           .66               .80

                                                                     ______           ______        ______            ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .     (.51)            (.53)         (.53)             (.28)

   Dividends from net realized gain

       on investments  . . . . . . . . . . . . . . . . . . . . . .     (.07)            (.03)         (.02)               --

                                                                     ______           ______        ______            ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . .     (.58)            (.56)         (.55)             (.28)

                                                                     ______           ______        ______            ______

   Net asset value, end of period  . . . . . . . . . . . . . . . .   $13.29           $13.14        $12.91            $12.80

                                                                     ______           ______        ______            ______


TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . . . . . .     5.67%            6.25%         5.14%              6.51%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .     1.28%            1.25%         1.25%              1.25%(3)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . .     3.76%            4.04%         4.06%              4.22%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .    16.71%           25.92%        39.09%             49.00%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .      $295              $25           $25                $25
-----------------------------

(1)  The Fund commenced selling Class C shares on December 28, 1994.

(2)  Exclusive of sales load.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class R Shares

                                                              ________________________________________________________________

                                                                                                Period Ended     Period Ended

                                                                Year Ended June 30,               June 30,       November 30,

                                                       _________________________________

PER SHARE DATA:                                          1998       1997      1996     1995(1)       1994(1,2)        1993(3)

                                                        ______     ______    ______    ______     ____________    _____________

   Net asset value, beginning of period  . . . . . .     $13.11    $12.88    $12.80    $12.61        $13.07          $12.96

                                                        ______     ______    ______    ______        ______          ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .        .61       .62       .63       .63         .35(4)         .55(4)

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . .        .22       .26       .10       .20         (.46)             .52

                                                        ______     ______    ______    ______        ______          ______

   Total from Investment Operations  . . . . . . . .        .83       .88       .73       .83         (.11)            1.07

                                                        ______     ______    ______    ______        ______          ______

   Distributions:

   Dividends from investment income--net . . . . . .      (.61)      (.62)    (.63)      (.63)         (.35)           (.56)

   Dividends from net realized gain

       on investments  . . . . . . . . . . . . . . .      (.07)      (.03)    (.02)      (.01)         (.00)(5)        (.40)

                                                        ______     ______    ______    ______        ______          ______

   Total Distributions . . . . . . . . . . . . . . .      (.68)      (.65)     (.65)     (.64)         (.35)           (.96)

                                                        ______     ______    ______    ______        ______          ______

   Net asset value, end of period  . . . . . . . . .    $13.26     $13.11    $12.88    $12.80        $12.61          $13.07

                                                        ______     ______    ______    ______        ______          ______


TOTAL INVESTMENT RETURN(6) . . . . . . . . . . . . .      6.50%      7.04%     5.68%     6.75%         (.87%)(8)       8.32%(8)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .       .52%      .50%      .50%       .50%          .42%(7,9)       .40%(7,9,10)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . .      4.62%     4.79%     4.84%      4.96%         4.68%(7)        5.04%(7)

   Portfolio Turnover Rate . . . . . . . . . . . . .     16.71%    25.92%    39.09%     49.00%         5.00%(8)       38.00%

   Net Assets, end of period (000's Omitted) . . . .    $14,990   $16,278   $12,384     $8,813          $12,235       $8,291
------------------------

(1) Effective  October  17, 1994, The Dreyfus Corporation began serving as the
    Fund' s  investment manager. From April 4, 1994 through October 16, 1994,
    Mellon Bank,  N.A. served as the Fund's investment manager. Prior to April
    4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.

(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

(3) The Fund  commenced  selling  Investment Class shares on February 1, 1993.
    Effective  April  4,  1994,  the  Investment Class was reclassified as the
    Trust shares.  Effective  October 17, 1994, Trust shares were redesignated
    Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.

(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.32 and $.49, respectively.

(5) Amount represents less than $.01 per share.

(6) Exclusive of sales load.

(7) Annualized.

(8) Not annualized.

(9) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were .79% and 1.06%, respectively.

(10)The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .41% for the period ended
    November 30, 1993.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Limited Term California Municipal Fund (the "Fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940 (" Act" ) as an open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund' s investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of California consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (C) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1998, there were no financial futures contracts outstanding.

  (D) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1998, Class A, Class B, and Class C shares were charged $20,094, $2,443 and $820, respectively, pursuant to the Plan. During the period ended June 30, 1998, Class B and Class C shares were charged $1,222 and $410, respectively, pursuant to the service plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $3,998,046 and $4,263,732, respectively.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 5--SUBSEQUENT EVENT:

On September 15, 1998, shareholders of Dreyfus Premier Limited Term California Municipal Fund and Dreyfus Premier Limited Term New York Municipal Fund will vote on a proposed merger into Dreyfus Premier Limited Term Municipal Fund, another series of the Trust. If approved, the merger will be effective shortly thereafter and the Trust will offer five series.


DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term California Municipal Fund of the The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term California Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                            KPMG Peat Marwick LLP


New York, New York

August 13, 1998

DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1998:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and

  --the Fund hereby designates $.0717 per share as a long-term capital gain distribution (of which 71.41% is subject to the 20% maximum Federal tax rate) paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS PREMIER LIMITED TERM

CALIFORNIA MUNICIPAL FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                          343/643AR986

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 LIMITED TERM

                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------------------

                                 JUNE 30, 1998

                                   (reg.tm)

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